UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21793

Name of Fund:  BlackRock Enhanced Government Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Enhanced Government Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Enhanced Government Fund, Inc.


ANNUAL REPORT    DECEMBER 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



BlackRock Enhanced Government Fund, Inc. seeks to provide stockholders with current income and gains by investing primarily in a portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, that pay interest in an attempt to generate current income and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government or U.S. Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

This report, including the financial information herein, is transmitted to shareholders of BlackRock Enhanced Government Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Enhanced Government Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock Enhanced Government Fund, Inc.


Portfolio Information as of December 31, 2006


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Government Agency Mortgage-Backed
  Securities                                      58.3%
Government & Agency Obligations                   27.3
Non-Government Agency
  Mortgage-Backed Securities                      10.4
Other*                                             4.0

 * Includes portfolio holdings in options written and short-term investments.



Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Fund has adopted an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the second Friday in December, commencing in December 2006; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.


The Board of Directors may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the fiscal year ended December 31, 2006, the Fund conducted a repurchase offer for its shares pursuant to Rule 23c-3 under the 1940 Act as summarized in the following table:


                 Number of            Amount of        Number of Shares
             Repurchase Offers     Repurchase Offer        Tendered

                     1                 638,178              23,997


For additional information, see Note 4 in the Notes to Financial Statements.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



A Letter to Shareholders


Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:


Total Returns as of December 31, 2006                                         6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +12.74%        +15.79%
Small cap U.S. equities (Russell 2000 Index)                                   + 9.38         +18.37
International equities (MSCI Europe, Australasia, Far East Index)              +14.69         +26.34
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 5.09         + 4.33
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 4.55         + 4.84
High yield bonds (Credit Suisse High Yield Index)                              + 8.14         +11.92


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



A Discussion With Your Fund's Portfolio Managers


The Fund continued to meet its primary objective of providing shareholders with an attractive level of monthly income.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, the Common Stock of BlackRock Enhanced Government Fund, Inc. (formerly Enhanced Government Fund, Inc.) had net annualized yields of 7.57% and 7.55%, based on a year-end per share net asset value of $18.50 and a per share market price of $18.54, respectively, and $1.400 per share distribution (see the Financial Highlights section for a breakdown of the distribution). Over the same period, the total investment return on the Fund's Common Stock was +4.08%, based on a change in per share net asset value from $19.18 to $18.50, and assuming reinvestment of all distributions. The Citigroup Government and Mortgage Index returned +4.26% for the same period.

Short-term interest rates, which rose steadily between January and June, declined for most of the remainder of 2006 before backing up sharply in December. Bond prices move in the opposite direction of yields and, as such, this meant that the latter half of the fiscal year was generally characterized by a return to strength for fixed income assets. The improvement in bond prices came amid a slowdown in U.S. economic growth and the Federal Reserve Board's decision at its August 8 meeting to refrain from raising its target interest rate after 17 consecutive increases since June 2004. Bond prices found additional support in moderating oil prices. Between June 30 and November 30, 10-year Treasury yields declined 69 basis points (0.69%) from 5.15% to 4.46%. However, stronger-than-expected economic releases and year-end profit taking pushed yields higher during December.

For the 12-month period overall, 10-year Treasury note yields rose to 4.71% and two-year Treasury yields rose to 4.82%. These yields reflect the inverted shape of the yield curve at year-end. In fact, for much of 2006, short-term issues had higher yields than longer-term bonds.

The Fund posted a total return similar to that of the benchmark index while also providing shareholders with attractive monthly income. Performance was stronger in the first half of the year when the options-writing strategy, which helps to cushion the portfolio from the negative price impact associated with rising interest rates, was a clear positive. The Fund sells call options on individual securities or baskets of securities in an effort to generate gains from the premiums that the buyer pays on the options. In the first six months, most of the options we wrote expired "worthless," allowing us to keep the premium on the underlying security and thereby producing additional return for the portfolio above that offered by the underlying securities. We also saw a slight increase in the level of implied volatility in the market during this time, which is a positive for the Fund. The increased volatility meant we received slightly higher premiums for the options we were selling.

For the most part, this phenomenon reversed in the second half of the year as interest rates fell. We still maintained an active call-writing strategy on a portion of the portfolio, and this detracted from performance as the market rallied. As such, the primary drivers of Fund performance in the latter six months included sector overweights to residential and commercial mortgage-backed securities (CMBS), as both outperformed comparable-duration Treasury issues. In addition, our allocation to hybrid adjustable-rate mortgages (ARMs) benefited performance as spreads continued to tighten in advance of these securities' inclusion in the Lehman Brothers Aggregate Bond Index.

For the six-month period ended December 31, 2006, the total investment return on the Fund's Common Stock was +3.74%, based on a change in per share net asset value from $18.52 to $18.50, and assuming reinvestment of all distributions. For the same period, the Citigroup Government/Mortgage Index returned +4.86%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



What changes were made to the portfolio during the period?

The Fund's distribution yield is derived by combining the income from its underlying securities with the premiums received from the options-writing strategy. As interest rates rose in the first half of the year, we wanted to structure the portfolio so that the majority of the yield was being generated by the underlying securities in the portfolio, with supplemental income from the options premiums. As such, we reduced the options position from a high of 94% in January to 69% by June 30. We returned to a position of 94% by year-end after interest rates declined in the third quarter.

In an effort to augment yield within our portfolio of under-lying securities, we reduced exposure to Treasury issues in favor of agency commercial mortgage-backed securities. CMBS generate incremental yield over Treasury securities without the maturity variability of residential mortgages. We also increased our use of the portfolio's non-agency bucket by establishing a position in AAA-rated mortgage-backed securities. We believe this should enhance yield in the portfolio without increasing risk appreciably given the high credit quality of the securities added.

We sold some of our holdings of residential mortgages in favor of hybrid ARMs and collateralized mortgage obligations (CMOs), which are pools of mortgages structured to provide certain cash flow based on the prepayments on the underlying collateral. In addition to offering more stable cash flow, CMOs, as well as ARMs, tend to withstand interest rate volatility better than residential mortgages. Given these characteristics, we would expect them to outperform as the yield curve resteepens.

As noted earlier, the bond market rallied and interest rates fell between June 30 and September 30, causing the covered call (options) strategy to detract from Fund returns. We reduced some of the losses by writing out-of-the-money options to mitigate some of the negative returns. In the case of out-of-the-money options, the strike price is greater than the price of the underlying security. (The assumption is that the price of the underlying security will rise slightly). This provided us with some flexibility to participate in any rally in bond prices.

In terms of duration, the Fund's underlying portfolio (excluding the options) remained close to the benchmark duration for much of the year.


How would you characterize the Fund's position at the close of the period?

At year-end, the Fund continued to focus on mortgages and high-quality short-duration spread product, including CMBS, ARMs and CMOs. We maintained a preference for high-coupon securities relative to discounted securities and continued to favor 15-year mortgages over 30-year securities.


Andrew Phillips
Portfolio Manager


Eric Pellicciaro
Portfolio Manager


Stuart Spodek
Portfolio Manager


January 31, 2007


Effective October 2, 2006, Andrew Phillips, Eric Pellicciaro and Stuart Spodek assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Phillips is a Managing Director of and portfolio manager with BlackRock, Inc. and a member of the firm's Investment Strategy Group. He joined BlackRock in 1991. Mr. Pellicciaro is a Managing Director of and portfolio manager with BlackRock and a member of the Investment Strategy Group. He joined BlackRock, Inc. in 1996 and joined the Fixed Income Portfolio Management Group in 1999. Mr. Spodek is a Managing Director of and portfolio manager with BlackRock, Inc. and a member of the firm's Investment Strategy Group. He joined BlackRock in 1993 as an analyst in the Portfolio Management Group.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006


Schedule of Investments as of December 31, 2006                                                                 (in U.S. dollars)

                                                               Face         Interest             Maturity
Issue                                                         Amount          Rate               Date(s)                Value
Government & Agency Obligations--29.2%

Fannie Mae                                                  $ 5,000,000      2.375%             2/15/2007          $    4,983,430
                                                              3,500,000      5.25               4/15/2007               3,500,714
                                                              3,050,000      6.375              6/15/2009               3,146,728
                                                              2,000,000      6.625              9/15/2009               2,082,486
                                                              1,375,000      7.25               1/15/2010               1,462,854
                                                              3,000,000      6.00               5/15/2011               3,123,699

Federal Farm Credit Bank                                      3,500,000      4.55               6/08/2020               3,283,014

Federal Home Loan Bank System                                 1,000,000      4.125              10/19/2007                991,313
                                                              3,525,000      5.40               10/27/2011 (g)          3,523,875

Freddie Mac                                                   1,000,000      6.25               7/15/2032               1,150,850

U.S. Treasury Bonds                                             789,000      8.125              8/15/2019               1,030,816
                                                              1,220,000      8.50               2/15/2020               1,647,667
                                                              2,500,000      6.25               5/15/2030               2,978,125
                                                              1,500,000      4.50               2/15/2036               1,426,407

U.S. Treasury Notes                                          11,500,000      3.625              6/30/2007              11,422,732
                                                              1,990,000      3.00               2/15/2008               1,947,247
                                                                 75,000      4.875              8/15/2009                  75,226
                                                             11,000,000      4.25               8/15/2013              10,724,142
                                                              3,885,000      4.625              11/15/2016              3,859,507
                                                              4,800,000      8.75               5/15/2020               6,619,497

Total Government & Agency Obligations (Cost--$69,494,712)--29.2%                                                       68,980,329


Government Agency Mortgage-Backed Securities**--62.4%

Fannie Mae Guaranteed Pass-Through Certificates               8,886,441      4.50         4/01/2020 - 11/01/2020        8,573,650
                                                              1,945,533      4.66               7/01/2010               1,905,731
                                                              6,428,973      4.681              2/01/2013               6,376,008
                                                              8,242,979      5.316            10/01/2035 (a)            8,236,887
                                                             20,654,447      5.50        11/01/2020 - 11/01/2035       20,445,972
                                                              2,838,893      5.707              2/01/2012               2,939,227
                                                             20,297,167      6.00       10/01/2035 - 1/15/2037 (d)     20,431,339
                                                              5,571,538      6.60               1/01/2011               5,771,140

Fannie Mae Trust                             353-2            4,935,004      5.00             8/01/2034 (e)             1,180,452
                                             378-5            4,963,189      5.00             7/01/2036 (e)             1,138,429

Freddie Mac Mortgage Participation Certificates               1,111,374      4.50               5/01/2034               1,043,681
                                                              4,523,701      5.00               5/01/2020               4,444,626
                                                             15,442,799      5.00               11/01/2035             14,905,653
                                                              4,657,401      5.012             10/01/2035 (a)           4,619,504
                                                                675,787      5.50               10/01/2035                668,458
                                                              2,538,395      6.00               10/01/2035              2,557,741
                                                              4,936,189      6.50         9/01/2035 - 10/01/2035        5,028,537

Freddie Mac Multiclass Certificates          2958-MD          5,000,000      5.50               1/15/2031               4,972,787
                                             3042-EA          2,680,000      4.50               9/15/2035               2,433,546
                                             3081-CP          1,600,000      5.50               10/15/2034              1,574,320
                                             3136-PD          1,674,840      6.00               12/15/2034              1,694,160

Ginnie Mae MBS Certificates                                   3,050,713      5.00               11/15/2035              2,967,261
                                                              3,180,475      5.50               11/15/2035              3,165,950

Ginnie Mae Trust                             2005-87-C       10,000,000      5.328            9/16/2034 (a)             9,961,878
                                             2006-3-C        10,000,000      5.235            4/16/2039 (a)             9,770,147
                                             2006-30-IO       8,955,258      0.80            5/16/2046 (a)(e)             502,917

Total Government Agency Mortgage-Backed Securities (Cost--$147,777,040)--62.4%                                        147,310,001



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006


Schedule of Investments (continued)                                                                             (in U.S. dollars)

                                                               Face         Interest             Maturity
Issue                                                         Amount          Rate               Date(s)                Value
Non-Government Agency Mortgage-Backed Securities**--11.2%

CS First Boston Mortgage Securities Corp.
Series 2005-11 Class 6A5                                    $ 1,996,246      6.00 %             12/25/2035         $    2,013,161
Countrywide Alternative Loan Trust Series
2006-41CB Class 2A17                                          3,333,118      6.00               1/25/2037               3,302,477
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7 Class A4                                      1,500,000      5.912            7/10/2038 (a)             1,570,065
JPMorgan Mortgage Trust:
   Series 2005-A2 Class 4A1                                   4,252,667      5.21             4/25/2035 (a)             4,170,304
   Series 2006-CB14 Class A2                                  1,400,000      5.437              12/12/2044              1,409,060
   Series 2006-CB15 Class A4                                  2,500,000      5.814            6/12/2043 (a)             2,585,732
   Series 2006-LDP7 Class A4                                  2,000,000      5.875            4/15/2045 (a)             2,089,442
LB-UBS Commercial Mortgage Trust Series 2004-C6 Class A3      5,000,000      4.547              8/15/2029               4,877,536
Residential Funding Mortgage Security I Series
2006-S1 Class 1A5                                             1,677,000      5.25               1/25/2036               1,663,516
Wells Fargo Mortgage Backed Securities Trust Series
2005-13 Class A1                                              2,683,483      5.00               11/25/2020              2,645,981

Total Non-Government Agency Mortgage-Backed Securities (Cost--$26,093,734)--11.2%                                      26,327,274



                               Beneficial
                                 Interest
Short-Term Securities--4.5%

                             $ 10,517,087    BlackRock Liquidity Series, LLC Cash Sweep Series, 5.26% (b)(c)           10,517,087

Total Short-Term Securities (Cost--$10,517,087)--4.5%                                                                  10,517,087

Total Investments (Cost--$253,882,573)--107.3%                                                                        253,134,691




                                Number of
                                Contracts    Options Written
Options Written--(0.1%)

Call Options Written--(0.1%)         50++    Pay a fixed rate of 4.74% and receive a floating rate based
                                             on 3-month LIBOR, expiring January 2007, Broker JPMorgan Chase (f)          (11,750)
                                     40++    Pay a fixed rate of 4.96% and receive a floating rate based
                                             on 3-month LIBOR, expiring January 2007, Broker UBS Warburg (f)             (33,000)
                                     15++    Pay a fixed rate of 5.14% and receive a floating rate based
                                             on 3-month LIBOR, expiring January 2007, Broker UBS Warburg (f)             (42,000)
                                     23++    Pay a fixed rate of 5.21% and receive a floating rate based on 3-month LIBOR, expiring January 2007, Broker Credit Suisse
                                             First Boston International (f)                                             (126,270)
                                                                                                                   --------------
                                                                                                                        (213,020)

Put Options Written--(0.0%)          50++    Pay a fixed rate of 5.24% and receive a floating rate based
                                             on 3-month LIBOR, expiring January 2007, Broker JPMorgan Chase (f)          (69,300)

Total Options Written (Premiums Received--$538,030)--(0.1%)                                                             (282,320)

Total Investments, Net of Options Written (Cost--$253,344,543*)--107.2%                                               252,852,371
Liabilities in Excess of Other Assets--(7.2%)                                                                        (16,877,862)
                                                                                                                   --------------
Net Assets--100.0%                                                                                                 $  235,974,509
                                                                                                                   ==============



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $  253,344,543
                                                     ==============
    Gross unrealized appreciation                    $      928,575
    Gross unrealized depreciation                       (1,420,747)
                                                     --------------
    Net unrealized depreciation                      $    (492,172)
                                                     ==============


 ** Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

 ++ One contract represents a notional amount of $1,000,000.

(a) Floating rate security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                     $   8,596,837       $364,225
    BlackRock Liquidity Series, LLC
       Money Market Series                   $(36,383,750)       $ 10,938


(c) Represents the current yield as of December 31, 2006.

(d) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(e) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principle.

(f) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

(g) All or a portion of the security is on hold as collateral in connection with open financial futures contracts.

o Financial futures contracts sold as of December 31, 2006 were as follows:

    Number of                      Expiration       Face        Unrealized
    Contracts        Issue            Date         Value       Appreciation

      143         5-Year U.S.        March
                 Treasury Note        2007       $15,170,688      $ 146,750
      200         10-Year U.S.       March
                 Treasury Note        2007       $21,833,688        339,938
                                                                  ---------
    Total Unrealized Appreciation                                 $ 486,688
                                                                  =========


o   Swaps outstanding as of December 31, 2006 were as follows:


                                                Notional         Unrealized
                                                 Amount        Appreciation

    Receive a fixed rate of 5.158%
    and pay a floating rate based on
    3-month LIBOR

    Broker, Credit Suisse
    First Boston International
    Expires November 2011                     $15,000,000         $  37,024

    Receive a fixed rate of 4.8825%
    and pay a floating rate based on
    3-month LIBOR

    Broker, Union Bank of
    Switzerland, A.G.
    Expires December 2013                     $20,000,000           303,207
                                                                  ---------
    Total                                                         $ 340,231
                                                                  =========


    See Notes to Financial Statements.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006


Statement of Assets, Liabilities and Capital

As of December 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$243,365,486)                           $   242,617,604
       Investments in affiliated securities, at value (identified cost--$10,517,087)                                   10,517,087
       Unrealized appreciation on swaps                                                                                   340,231
       Receivables:
           Interest                                                                            $     1,688,630
           Swaps                                                                                       192,005
           Variation margin                                                                             33,936
           Principal paydowns                                                                              536          1,915,107
                                                                                               ---------------
       Prepaid expenses                                                                                                     5,604
                                                                                                                  ---------------
       Total assets                                                                                                   255,395,633
                                                                                                                  ---------------

Liabilities

       Options written, at value (premiums received--$538,030)                                                            282,320
       Payables:
           Securities purchased                                                                     18,221,250
           Capital shares redeemed                                                                     435,066
           Swaps                                                                                       209,700
           Investment adviser                                                                          176,473
           Other affiliates                                                                              2,280         19,044,769
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              94,035
                                                                                                                  ---------------
       Total liabilities                                                                                               19,421,124
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   235,974,509
                                                                                                                  ===============

Capital

       Common Stock, par value $.10 per share; 200,000,000 shares authorized                                      $     1,275,825
       Paid-in capital in excess of par                                                                               234,852,103
       Accumulated realized capital losses--net                                                $     (488,166)
       Unrealized appreciation--net                                                                    334,747
                                                                                               ---------------
       Total accumulated losses--net                                                                                    (153,419)
                                                                                                                  ---------------
       Total capital--Equivalent to $18.50 per share based on 12,758,250 shares of capital stock
       outstanding (market value--$18.54)                                                                         $   235,974,509
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006


Statement of Operations

For the Year Ended December 31, 2006
Investment Income

       Interest (including $364,225 from affiliates)                                                              $    12,289,869
       Securities lending--net                                                                                             10,938
                                                                                                                  ---------------
       Total income                                                                                                    12,300,807
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,014,257
       Accounting services                                                                              89,801
       Professional fees                                                                                49,334
       Printing and shareholder reports                                                                 48,436
       Transfer agent fees                                                                              45,723
       Repurchase offer fees                                                                            33,943
       Directors' fees and expenses                                                                     23,136
       Listing fees                                                                                     19,022
       Custodian fees                                                                                   14,599
       Pricing services                                                                                  5,127
       Other                                                                                            42,387
                                                                                               ---------------
       Total expenses                                                                                                   2,385,765
                                                                                                                  ---------------
       Investment income--net                                                                                           9,915,042
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          (282,883)
           Futures contracts and swaps--net                                                          (333,967)
           Short sales                                                                                   2,782
           Options written--net                                                                        576,150           (37,918)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (1,963,679)
           Financial futures contracts and swaps--net                                                  826,919
           Options written--net                                                                        371,450          (765,310)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                          (803,228)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     9,111,814
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006


Statements of Changes in Net Assets

                                                                                                 For the         For the Period
                                                                                                Year Ended     October 31, 2005++
                                                                                               December 31,     to December 31,
Increase (Decrease) in Net Assets:                                                                 2006               2005
Operations

       Investment income--net                                                                  $     9,915,042    $     1,636,810
       Realized gain (loss)--net                                                                      (37,918)            113,056
       Change in unrealized appreciation/depreciation--net                                           (765,310)          1,100,057
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          9,111,814          2,849,923
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                     (10,234,534)        (1,291,023)
       Realized gain--net                                                                            (437,155)          (191,259)
       Tax return of capital                                                                       (7,129,386)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (17,801,075)        (1,482,282)
                                                                                               ---------------    ---------------

Capital Stock Transactions

       Net proceeds from issuance of Common Stock                                                           --        242,570,000
       Value of shares issued to Common Stock Shareholders in reinvestment of dividends              1,428,985                 --
       Net redemption of Common Stock resulting from repurchase offer
       (includes $8,789 of repurchase fees)                                                          (435,066)                 --
       Offering costs, including adjustments, resulting from the issuance of Common Stock             (19,804)          (347,994)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from capital stock transactions                            974,115        242,222,006
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     (7,715,146)        243,589,647
       Beginning of period                                                                         243,689,655            100,008
                                                                                               ---------------    ---------------
       End of period*                                                                          $   235,974,509    $   243,689,655
                                                                                               ===============    ===============
         * Undistributed investment income--net                                                             --    $       345,787
                                                                                               ===============    ===============

        ++ Commencement of operations.

           See Notes to Financial Statements.


BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006


Financial Highlights

                                                                                                 For the         For the Period
                                                                                                Year Ended     October 31, 2005++
The following per share data and ratios have been derived                                      December 31,     to December 31,
from information provided in the financial statements.                                             2006               2005
Per Share Operating Performance

       Net asset value, beginning of period                                                    $         19.18    $         19.10
                                                                                               ---------------    ---------------
       Investment income--net**                                                                            .78                .13
       Realized and unrealized gain (loss)--net                                                          (.06)                .10
                                                                                               ---------------    ---------------
       Total from investment operations                                                                    .72                .23
                                                                                               ---------------    ---------------
       Less dividends and distributions:
           Investment income--net                                                                        (.81)              (.10)
           Realized gain--net                                                                            (.03)              (.02)
           Tax return of capital                                                                         (.56)                 --
                                                                                               ---------------    ---------------
       Total dividends and distributions                                                                (1.40)              (.12)
                                                                                               ---------------    ---------------
       Offering costs, including adjustments, resulting from the issuance of Common Stock                --***              (.03)
                                                                                               ---------------    ---------------
       Net asset value, end of period                                                          $         18.50    $         19.18
                                                                                               ===============    ===============
       Market price per share, end of period                                                   $         18.54    $         18.09
                                                                                               ===============    ===============

Total Investment Return++++

       Based on net asset value per share                                                                4.08%           1.06%+++
                                                                                               ===============    ===============
       Based on market price per share                                                                  10.59%         (8.97%)+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

       Expenses                                                                                          1.01%              .94%*
                                                                                               ===============    ===============
       Investment income--net                                                                            4.18%             3.89%*
                                                                                               ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                                                $       235,975    $       243,690
                                                                                               ===============    ===============
       Portfolio turnover                                                                               75.57%             20.10%
                                                                                               ===============    ===============

          * Annualized.

         ** Based on average shares outstanding.

        *** Amount is less than $(.01) per share.

         ++ Commencement of operations.

       ++++ Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        +++ Aggregate total investment return.

            See Notes to Financial Statements.


BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Enhanced Government Fund, Inc. was renamed BlackRock Enhanced Government Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol EGF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the NASDAQ Global Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates generally will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Notes to Financial Statements (continued)


* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the dividends paid by the Fund during the year ended December 31, 2006 is characterized as a tax return of capital.

(f) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded to capital.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Notes to Financial Statements (continued)


(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the fund's financial statements has not been determined.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $38,815 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $65,110 has been reclassified between undistributed net investment income and accumulated realized net capital losses as a result of permanent differences attributable to non-deductible expenses and accounting for paydowns and swap agreements. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM") with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .85% of the aggregate of the Fund's average daily net assets and the proceeds of any outstanding debt securities or borrowings used for leverage. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Notes to Financial Statements (continued)



The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager or its affiliates. Pursuant to that order, the Fund also has retained BlackRock Investment Management, LLC. ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $4,051 in securities lending agent fees.

For the year ended December 31, 2006, the Fund reimbursed FAM and the Manager $4,368 and $1,134, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLIM, PSI, Merrill Lynch and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2006 were $180,572,110 and $176,596,887, respectively.

Transactions in options written for the year ended December 31, 2006 were as follows:


                                           Number of           Premiums
                                         Contracts++           Received

Outstanding call options written,
   beginning of year                           9,350     $      688,822
Options written                            6,129,922          6,458,433
Options expired                          (3,379,178)        (3,796,159)
Options closed                           (2,759,966)        (2,843,066)
                                      --------------    ---------------
Outstanding call options written,
   end of year                                   128    $       508,030
                                      ==============    ===============

 ++ Some contracts include a notional amount of $1,000,000.



                                           Number of           Premiums
                                         Contracts++           Received

Outstanding put options written,
   beginning of year                              --                 --
Options written                                   50    $        30,000
                                      --------------    ---------------
Outstanding put options written,
   end of year                                    50    $        30,000
                                      ==============    ===============

 ++ Some contracts include a notional amount of $1,000,000.


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock. Shares issued and outstanding during the year ended December 31, 2006 increased by 77,011 as a result of dividend reinvestment and decreased by 23,997 as a result of a repurchase offer. Shares issued and outstanding during the period October 31, 2005 to December 31, 2005 increased 12,700,000 from shares sold.

The Fund will make offers to repurchase its share at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.


5. Distributions to Shareholders:
The tax character of distributions paid by the Fund during the year ended December 31, 2006 and the period October 31, 2005 to December 31, 2005 was as follows:


                                                           10/31/2005++
                                          12/31/2006      to 12/31/2005
Distributions paid from:
  Ordinary income                     $   10,275,940    $     1,482,282
  Net long-term capital gains                395,749                 --
  Tax return of capital                    7,129,386                 --
                                      --------------    ---------------
Total distributions                   $   17,801,075    $     1,482,282
                                      ==============    ===============

 ++ Commencement of operations.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Notes to Financial Statements (concluded)


As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $            --
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                    --
Capital loss carryforward                                            --
Unrealized losses--net                                       (153,419)*
                                                        ---------------
Total accumulated losses--net                           $     (153,419)
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.


6. Subsequent Event:
The Fund paid an ordinary income dividend in the amount of $.116667 per share on January 31, 2007 to shareholders of record on January 16, 2007.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Enhanced Government Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of BlackRock Enhanced Government Fund, Inc. (formerly Enhanced Government Fund, Inc.) as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the period October 31, 2005 (commencement of operations) to December 31, 2005, were audited by other auditors whose report, dated February 8, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Enhanced Government Fund, Inc. as of December 31, 2006, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey


February 27, 2007



Fund Certification (unaudited)


In September 2006, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Change in Fund's Independent Registered Public Accounting Firm


On August 28, 2006, Ernst & Young LLP ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock Enhanced Government Fund, Inc. (the "Fund").

E&Y's reports on the financial statements of the Fund for the period ended December 31, 2005 (the Fund commenced operations on October 31, 2005) did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audit for the period ended December 31, 2005 and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such period; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Fund's Board of Directors approved the engagement of Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2006.



Important Tax Information


The following information is provided with respect to the ordinary income distributions paid by BlackRock Enhanced Government Fund, Inc. during the fiscal year ended December 31, 2006:


Federal Obligation Interest*                                         13.95%

Interest-Related Dividends for Non-U.S. Residents

Month Paid:                   January 2006                         94.70%**
                              February 2006 - December 2006        99.31%**

Short-Term Capital Gain Dividends for Non-U.S. Residents            1.24%**


  * The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

 ** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


Additionally, the Fund distributed long-term capital gains of $.03115 to shareholders of record on December 19, 2006.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement - Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that the Board had earlier performed an initial review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees to be paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represented reasonable compensation to the Investment Adviser in light of the services to be provided, the expected costs to the Investment Adviser of providing those services, potential economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider the initial approval of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the expected fees and expenses of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information on the Fund's portfolio management team and investment strategies to be used by the Fund; and (c) information on the payments expected to be received by the Investment Adviser and its affiliates from the Fund.

In their deliberations, the directors considered information received in connection with their initial consideration of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)



Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with their initial consideration of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their initial deliberations concerning the Current Investment Advisory Agreement, they had determined that the expected total fees for advisory and administrative services for the Fund were reasonable in light of the services to be provided. It was noted that in conjunction with their initial consideration of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their initial approval of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also considered and approved a contingent subadvisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Disclosure of Sub-Advisory Agreement


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 24 - 25, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement with respect to the Fund between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served    Principal Occupation(s) During Past 5 Years       Director       Director
Interested Director


Robert C. Doll, Jr.*  President      2005 to   Vice Chairman and Director of BlackRock, Inc.,    122 Funds      None
P.O. Box 9011         and            present   Global Chief Investment Officer for Equities,     168 Portfolios
Princeton,            Director                 Chairman of the BlackRock Retail Operating
NJ 08543-9011                                  Committee, and member of the BlackRock
Age: 52                                        Executive Committee since 2006; President of
                                               the Funds advised by Merrill Lynch Investment
                                               Managers, L.P. ("MLIM") and its affiliates
                                               ("MLIM/FAM-advised funds") from 2005 to
                                               2006 and Chief Investment Officer thereof from
                                               2001 to 2006; President of MLIM and Fund Asset
                                               Management, L.P. ("FAM") from 2001 to 2006;
                                               Co-Head (Americas Region) thereof from 2000
                                               to 2001 and Senior Vice President from 1999 to
                                               2001; President and Director of Princeton Services,
                                               Inc. ("Princeton Services") and President of
                                               Princeton Administrators, L.P. ("Princeton
                                               Administrators") from 2001 to 2006; Chief
                                               Investment Officer of OppenheimerFunds, Inc. in
                                               1999 and Executive Vice President thereof from
                                               1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his positions with BlackRock,
   Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
   Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


David O. Beim**       Director       2005 to   Professor of Finance and Economics at the         17 Funds       None
P.O. Box 9095                        present   Columbia University Graduate School of Business   24 Portfolios
Princeton,                                     since 1991; Chairman of Outward Bound USA
NJ 08543-9095                                  from 1997 to 2001; Chairman of Wave Hill Inc.,
Age: 66                                        from 1990 to 2006; Trustee of Phillips Exeter
                                               Academy from 2002 to present.


James T. Flynn        Director       2005 to   Chief Financial Officer of JP Morgan & Co.,       17 Funds       None
P.O. Box 9095                        present   Inc. from 1990 to 1995 and an employee of         24 Portfolios
Princeton,                                     JP Morgan in various capacities from 1967
NJ 08543-9095                                  to 1995.
Age: 67


W. Carl Kester        Director       2005 to   Deputy Dean for Academic Affairs, Harvard         17 Funds       None
P.O. Box 9095                        present   Business School since 2006; Mizuho Financial      24 Portfolios
Princeton,                                     Group, Professor of Finance, Harvard Business
NJ 08543-9095                                  School; Unit Head, Finance from 2005 to 2006;
Age: 55                                        Senior Associate Dean and Chairman of the MBA
                                               Program of Harvard Business School from 1999 to
                                               2005, Member of the faculty of Harvard Business
                                               School since 1981; Independent Consultant
                                               since 1978.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served    Principal Occupation(s) During Past 5 Years       Director       Director
Independent Directors (concluded)


Karen P. Robards***   Director       2005 to   President of Robards & Company, LLC, a            17 Funds       AtriCure, Inc.
P.O. Box 9095                        present   financial advisory firm since 1987; formerly      24 Portfolios  (medical
Princeton,                                     an investment banker with Morgan Stanley for                     devices)
NJ 08543-9095                                  more than ten years; Director of Enable Medical
Age: 56                                        Corp. from 1996 to 2005; Director of AtriCure,
                                               Inc. since 2000; Director of the Cooke Center
                                               for Learning and Development, a not-for-profit
                                               organization, since 1987.

    * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

   ** Chairman of the Audit Committee.

  *** Chair of the Board of Directors.




                      Position(s)    Length of
                      Held with      Time
Name, Address & Age   Fund           Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice           2005 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      Present   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,            and                      ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011         Treasurer                Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 46                                        to 1997.


Jeffrey Hiller        Fund Chief     2005 to   Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
P.O. Box 9011         Compliance     present   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,            Officer                  and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011                                  Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
Age: 54                                        Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                               Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Securities and Exchange Commission's Division of Enforcement in Washington,
                                               D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary      2005 to   Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present   2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton,                                     with MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc.
NJ 08543-9011                                  and Princeton Services from 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbol
EGF


BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Proxy Results


During the six-month period ended December 31, 2006, BlackRock Enhanced Government Fund, Inc.'s shareholders voted on the following proposals, which were approved at an annual shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:


                                                                     Shares Voted        Shares Withheld
                                                                         For               From Voting
To elect the Fund's Board of Directors:      Robert C. Doll, Jr.      6,563,667              400,024
                                             David O. Beim            6,561,392              402,299
                                             James T. Flynn           6,564,598              399,093
                                             W. Carl Kester           6,562,392              401,299
                                             Karen P. Robards         6,560,241              403,450




                                                             Shares Voted   Shares Voted       Shares Voted
                                                                 For          Against            Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                      5,571,081       162,331            308,736

To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.                                      5,563,956       166,552            311,640



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Automatic Dividend Reinvestment Plan


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.



BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


BLACKROCK ENHANCED GOVERNMENT FUND, INC.                      DECEMBER 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) David
           O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending December 31, 2006 - $33,500
                                Fiscal Year Ending December 31, 2005 - $34,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending December 31, 2006 - $0
                                Fiscal Year Ending December 31, 2005 - $0

           (c) Tax Fees -       Fiscal Year Ending December 31, 2006 - $6,000
                                Fiscal Year Ending December 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending December 31, 2006 - $0
                                Fiscal Year Ending December 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending December 31, 2006 - $3,071,450
               Fiscal Year Ending December 31, 2005 - $5,700

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           David O. Beim
           James T. Flynn
           W. Carl Kester
           Karen P. Robards

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

           From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

           In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Manager has adopted specific voting guidelines with respect to the following proxy issues:

           * Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

           * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

           * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

           * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

           * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

           * Routine proposals related to requests regarding the formalities of corporate meetings.

           * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

           * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

           Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended December 31 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2006.

           (a)(1) The portfolio managers are Eric Pellicciaro, Colm Murtagh, Jack Hattem, Andrew Phillips and Stuart Spodek. They are jointly responsible for the day-to-day management of the Fund's portfolio.

           Mr. Pellicciaro is a Managing Director and portfolio manager with BlackRock and is a member of the Fixed Income Portfolio Management Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro has been with BlackRock since 1999.

           Mr. Murtagh is a Director and portfolio manager with BlackRock and is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing client portfolios, with sector emphasis on fixed-income rate mortgage securities, including pass-throughs and CMOs. Mr. Murtagh has been with BlackRock since 1997.

           Mr. Hattem is a Vice President and portfolio manager with BlackRock and is a member of the Fixed Income Portfolio Management Group. His primary responsibility is the management of fixed income portfolios with a sector emphasis on interest rate derivatives. He also works on the implementation and management of hedging strategies across global portfolios. Mr. Hattem has been with BlackRock since 2000.

           Mr. Phillips is a Managing Director and portfolio manager with BlackRock and is Co-Chair of the Fixed Income Operating Committee and also a member of the Fixed Income Portfolio Management Group. His primary responsibility is the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team.
           Mr. Phillips has been with BlackRock since 1991.

           Mr. Spodek is a Managing Director and portfolio manager with BlackRock and is a member of the Fixed Income Portfolio Management Group. His primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek has been with BlackRock since 1993.

           (a)(2) As of December 31, 2006:



                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
   (i) Name of           Registered       Other Pooled                     Registered      Other Pooled
   Portfolio             Investment        Investment         Other        Investment       Investment           Other
   Manager               Companies          Vehicles         Accounts      Companies         Vehicles           Accounts
   Eric
   Pellicciaro                    7                  4                  36         0                 1                 2
                   $  2,398,404,723   $  6,371,459,537   $     656,198,904   $     0   $   208,220,903   $   471,152,124

   Colm
   Murtagh                        7                  3                  30         0                 1                 2
                   $  2,684,645,101   $  2,157,738,098   $  13,583,434,661   $     0   $   208,220,903   $   471,152,124

   Jack Hattem                    0                  3                   8         0                 0                 1
                                 $0   $     62,305,100   $     208,613,025   $     0                $0   $    78,714,386

   Andrew
   Phillips                      24                 18                 333         0                 3                18
                   $ 13,191,837,735   $  7,581,332,124   $ 129,369,152,475   $     0   $ 1,421,844,799   $ 6,869,620,056

   Stuart
   Spodek                         6                  9                 252         0                 2                13
                   $  3,857,411,670   $  4,353,050,094   $  39,490,317,214   $     0   $ 1,236,895,686   $ 3,076,839,848

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of December 31, 2006:

           Portfolio Manager Compensation

                Compensation Program
                BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

                Base Compensation
                Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

                Discretionary Compensation
                In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                Long-Term Retention and Incentive Plan (LTIP)
                The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                Deferred Compensation Program
                A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

                Options and Restricted Stock Awards
                While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

                Incentive Savings Plans
                BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of
           the stock on the purchase date.   Annual participation in the ESPP
           is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

                Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

                The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

           (a)(4) Beneficial Ownership of Securities.    As of December 31,
                  2006, none of the managers listed below beneficially owns any stock issued by the Fund:

                  Eric Pellicciaro
                  Colm Murtagh
                  Jack Hattem
                  Andrew Phillips
                  Stuart Spodek

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers


Period                  (a) Total          (b) Average      (c) Total Number          (d) Maximum Number
                        Number of          Price Paid       of Shares Purchased       (or Approx. Dollar Value)
                        Shares             per Share        as Part of Publicly       of Shares that
                        Purchased                           Announced Plans           May Yet Be Purchased
                                                            or Programs               Under the Plans
                                                                                      or Programs
June 1-30, 2006
July 1-31, 2006
August 1-31, 2006
September 1-30, 2006
October 1-31, 2006
November 1-30, 2006
December 1-31, 2006        23,997            18.50              23,997                   614,181
Total:

On November 14, 2006, the repurchase offer was announced to repurchase up to 5% of outstanding shares. The expiration date of the offer was December 15, 2006.


Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Enhanced Government Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Enhanced Government Fund, Inc.


Date: February 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Enhanced Government Fund, Inc.


Date: February 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Enhanced Government Fund, Inc.


Date: February 20, 2007